Long-Term Debt And Lease Liabilities (Q2)	6 Months Ended
Jun. 30, 2020
Long-Term Debt And Lease Liabilities [Abstract]
Long-Term Debt And Lease Liabilities
(7)  Long-Term Debt and Lease Liabilities

Long Term Debt

At June 30, 2020, the Company had a revolving credit facility with Prosperity Bank.  This has historically been the Company’s primary source to fund working capital and capital spending.  Under the credit facility, loans and letters of credit are available to the Company on a revolving basis in an amount outstanding not to exceed the lesser of $50 million or the Company’s borrowing base in effect from time to time. As of June 30, 2020, the Company’s borrowing base was $3.1 million, subject to a credit limit based on current covenants of $1.442 million.  While the credit limit has not yet been formally reduced, the Company has experienced total negative EBITDA for the trailing 4 quarters ended June 30, 2020, and would result in a zero credit limit if the formal borrowing base review would have occurred at June 30, 2020, therefore prohibiting any borrowings on the Company’s credit facility.  The credit facility is secured by substantially all of the Company’s producing and non-producing oil and gas properties.  The credit facility includes certain covenants with which the Company is required to comply.  At June 30, 2020, these covenants include the following: (a) Current Ratio > 1:1; (b) Funded Debt to EBITDA < 3.5x; and (c) Interest Coverage > 3.0x.  At June 30, 2020, the interest rate on this credit facility was 3.75%.  The Company was in compliance with all covenants during the quarter ended June 30, 2020.  The Company had no outstanding borrowing under the facility as of June 30, 2020 or December 31, 2019.  However, if the Company had borrowings under the credit facility at June 30, 2020, the Company would not have been in compliance with EBITDA related covenants as the Company reported negative EBITDA for the trailing four quarters ended June 30, 2020.

During April 2020, the Company’s senior credit facility with Prosperity Bank after Prosperity Bank’s most recent review of the Company’s currently owned producing properties was amended to decrease the borrowing base from $4.0 million to $3.1 million.  The credit limit based on current covenants decreased from $1.97 million to $1.442 million.  The borrowing base remains subject to the existing periodic redetermination provisions in the credit facility. The interest rate remains prime plus 0.50% per annum.  This rate was 3.75% at the date of the amendment.  The maximum line of credit of the Company under the Prosperity Bank credit facility remains $50 million.  The next borrowing base review will take place in August 2020.

During the second quarter of 2020, the Company was approved by the Small Business Administration to receive a Paycheck Protection Program (“PPP”) loan in the amount of approximately $166,000.  This loan was funded by Prosperity Bank in May 2020.  The PPP loan is not part of the credit facility with Prosperity Bank as described above and therefore is not subject to the same terms as Company’s credit facility.  The PPP loan has an interest rate of 1% with a maturity date of May 2022.  There are no payments due during the first six months of the loan.  After the six-month period has expired, all outstanding accrued interest is due.  At that time, the remaining unforgiven portion of the loan will be due in 18 equal monthly installments of principal and interest.  The Company may apply for forgiveness of the amount due on the PPP loan based on spending the loan proceeds on eligible expenses as defined by statute.

Lease Liabilities

Effective January 1, 2019, the Company adopted ASU 2016-02 Leases (Topic 842).  We first determine if a contract is a lease at inception of the arrangement.  To the extent that we determine an arrangement represents a lease, we then classify that lease as an operating lease or a finance lease.  As of January 1, 2019, the Company capitalizes its operating leases on the Consolidated Balance Sheet as a right of use asset and a corresponding lease liability.  The Company also capitalizes its finance leases on the Consolidated Balance Sheet as other property and equipment and a corresponding lease liability.  The right of use assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease.  Lease expense for operating lease payments is recognized on a straight-line basis over the lease term.  Short term leases that have an initial term of one year or less are not capitalized unless the Company intends to renew the lease to extend the initial term past one year.

We lease certain office space, a storage yard, and field vehicles to support our operations.  A more detailed description of the Company’s lease types is included below.

Office and Storage Yard

The Company maintains an office to support its corporate operations.  This office agreement is with a third party and was structured with a 39 month initial term and an August 31, 2020 expiration date.  The Company renewed the lease for 12 additional months thereby extending the expiration date to August 31, 2021.  The Company’s corporate office lease is classified as an operating lease.

The Company maintains an office to support its field operations.  This office is with a third party and is on a month-to-month lease.  However, the Company intends to continue to renew this lease for the foreseeable future.  Based on the Company’s intent to renew the lease, the Company is assuming the same lease term as its corporate office lease for calculation of its right of use asset and lease liability.  The Company’s field office lease is classified as an operating lease.

The Company maintains a yard to store certain equipment used in its field operations.  This storage yard agreement is with a third party and is on a month-to-month lease.  However, the Company intends to continue to renew this lease for the foreseeable future.  Based on the Company’s intent to renew the lease, the Company is assuming the same lease term as its corporate office lease for calculation of its right of use asset and lease liability.  The Company’s storage yard is classified as an operating lease.

As a result of the renewal of the corporate office lease, the Company recorded right-of-use assets and liabilities associated with operating leases of approximately $63,000.

Field Vehicles

The Company leases certain vehicles from a third party for use in its field operations.  The lease term for each vehicle is based on expected daily use of the vehicles by the field personnel, typically between 18 and 36 months.  The Company also pays an upfront fee at the commencement of the lease term.  The Company can continue to lease the vehicles past the initial lease term on a month-to-month basis.  In addition, each vehicle has a residual value guarantee at the end of the lease term.  The Company’s field vehicle leases are classified as finance leases.

Significant Judgment

In order to determine whether the Company’s contracts contain a lease component, the Company is required to exercise significant judgment.  The Company will review each contract to determine if: an asset is specified in the contract; the asset is physically distinct; the supplier does not have substantive substitution rights; the Company obtains substantially all economic benefit from use of the asset; and the Company can direct the use of the asset.  The Company also determines the appropriate discount rate to use on each lease.  If there is a stated rate in the contract, the Company will use the stated rate as its discount rate.  The contract associated with the field vehicles includes a stated rate typically between 5% and 6.5%.  These stated rates for the field vehicle agreements were used as the discount rates.  If there is no stated rate, the Company will use its borrowing rate as the discount rate.  The contracts associated with the offices and yard do not include a stated rate.  The Company used its borrowing rate of 6% and 3.75% as the discounts rate for these agreements.

Components of lease costs for the three months and six months ended June 30, 2020 and 2019 (in thousands):

		Period Ended
		For the Three Months Ended		For the Six Months Ended
	Statement of Operations Account	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Operating lease cost:
	Production costs and taxes	$4	$3	$7	$6
	General and administrative	13	12	25	24
Total operating lease cost		$17	$15	$32	$30

Finance lease cost:
Amortization of right of use assets	Depreciation, depletion, and amortization	$18	$20	$36	$41
Interest on lease liabilities	Net interest expense	2	2	3	3
Total finance lease cost		$20	$22	$39	$44

Supplemental lease related cash flow information for the three months and six months ended June 30, 2020 and 2019 (in thousands):

	Period Ended
	For the Three Months Ended		For the Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Cash paid for amounts included in lease liabilities:
Operating cash flows from operating leases	$17	$15	$32	$30
Operating cash flows from finance leases	2	2	3	3
Finance cash flows from finance leases	15	19	23	31

Right of use assets obtained in exchange for lease obligations:
Operating leases	63	—	63	98

Supplemental lease related balance sheet information as of June 30, 2020 and December 31, 2019 (in thousands):

	Balance Sheet as of
	June 30, 2020	December 31, 2019

Operating Leases:

Right of use asset - operating leases	$73	$41

Lease liabilities - current	$62	$41
Lease liabilities - noncurrent	11	—
Total operating lease liabilities	$73	$41

Finance Leases:

Other property and equipment, gross	$264	$295
Accumulated depreciation	(138)	(146)
Other property and equipment, net	$126	$149

Lease liabilities - current	$59	$61
Lease liabilities - noncurrent	30	41
Total finance lease liabilities	$89	$102

Weighted average remaining lease term and discount rate as of June 30, 2020:

	Operating Leases	Finance Leases

Weighted average remaining lease term	1.2 years	0.9 years
Weighted average discount rate	4.07%	5.44%

Maturity of lease liabilities as of June 30, 2020 (in thousands):

	Operating Leases	Finance Leases

2020	$32	$33
2021	43	56
Total lease payments	75	89
Less imputed interest	(2)	—
Total	$73	$89